Rule 424b3
                              File
No.
333126165

                              AMERI
CAN DEPOSITARY SHARES
                              Each
American Depositary
                              Share
represents 20

deposite
d Shares
                              CUSIP
                              OVERS
TAMP  Effective December 13 2006
the
Companys name changed to America
Movil
S.A.B. de C.V.
                              THE
BANK OF NEW YORK
                              AMERI
CAN DEPOSITARY RECEIPT
                              FOR
SERIES L SHARES
                              WITHO
UT PAR VALUE OF
                              AMERI
CA MOVIL S.A. de C.V.
                              INCOR
PORATED UNDER THE LAWS OF
MEXICO
                              The
Bank of New York as depositary
hereinafter
called the Depositary hereby
certifies
that or registered
assigns IS THE OWNER
OF                       AMERI
CAN DEPOSITARY SHARES

represent
ing deposited Series L Shares
without par
value herein called Shares of
America Movil
S.A. de C.V. incorporated under the
laws of
the United Mexican States herein
called the
Company.  At the date hereof each
American
Depositary Share represents 20
Shares
deposited or subject to deposit
under the
Deposit Agreement as such term is
hereinafter defined at the
principal Mexico
City office of BBVA Bancomer S.A.
herein
called the Custodian.  The
Depositarys
Corporate Trust Office is located
at a different
address than its principal
executive office.  Its
Corporate Trust Office is located
at 101
Barclay Street New York N.Y. 10286
and its
principal executive office is
located at One
Wall Street New York N.Y. 10286.
                              THE
DEPOSITARYS CORPORATE TRUST
OFFICE ADDRESS IS
                              101
BARCLAY STREET NEW YORK N.Y.
10286




                              1.
	TH
E DEPOSIT AGREEMENT.
                              This
American Depositary Receipt is one
of an
issue herein called Receipts all
issued and to
be issued upon the terms and
conditions set
forth in the Amended and Restated
Deposit
Agreement dated as of July 5 2005
herein
called the Deposit Agreement by and
among
the Company the Depositary and all
Owners
from time to time of American
Depositary
Shares issued thereunder each of
whom by
accepting American Depositary
Shares agrees
to become a party thereto and
become bound
by all the terms and conditions
thereof.  The
Deposit Agreement sets forth the
rights of
Owners and the rights and duties of
the
Depositary in respect of the Shares
deposited
thereunder and any and all other
securities
property and cash from time to time
received
in respect of such Shares and held
thereunder
such Shares securities property and
cash are
herein called Deposited Securities.
Copies of
the Deposit Agreement are on file
at the
Depositarys Corporate Trust Office
in New
York City and at the office of the
Custodian.
                              The
statements made on the face and
reverse of
this Receipt are summaries of
certain
provisions of the Deposit Agreement
and are
qualified by and subject to the
detailed
provisions of the Deposit Agreement
to which
reference is hereby made.
Capitalized terms
defined in the Deposit Agreement
and not
defined herein shall have the
meanings set
forth in the Deposit Agreement.
                              2.
	SU
RRENDER OF RECEIPTS AND WITHDRAWAL
OF DEPOSITED SECURITIES.
                              Upon
surrender at the Corporate Trust
Office of the
Depositary of American Depositary
Shares for
the purpose of withdrawal of the
Deposited
Securities represented thereby and
upon
payment of the fee of the
Depositary provided
in this Receipt and subject to the
terms and
conditions of the Deposit Agreement
the
Estatutos and the Deposited
Securities the
Owner of those American Depositary
Shares
is entitled to i electronic
transfer through
Indeval of the amount of Shares
evidenced by
those American Depositary Shares to
an
account in the name of the Owner or
such
other name as the Owner may direct
and ii
physical delivery to or upon the
order of such
Owner of any other such Deposited
Securities
at the time represented by those
American
Depositary Shares.  Delivery of
such
Deposited Securities may be made by
the
delivery of certificates in the
name of such
Owner or as ordered by such Owner
or by the
delivery of certificates properly
endorsed or
accompanied by proper instruments
of
transfer.  Such delivery will be
made at the
option of the surrendering Owner
either at the
office of the Custodian or at the
Corporate
Trust Office of the Depositary
provided that
the forwarding of certificates for
Shares or
other Deposited Securities for such
delivery at
the Corporate Trust Office of the
Depositary
shall be at the risk and expense of
the Owner.
                              3.
	TR
ANSFERS SPLITUPS AND COMBINATIONS
OF RECEIPTS.

Transfer
s of American Depositary Shares may
be
registered on the books of the
Depositary at
any of its designated transfer
offices by the
Owner in person or by a duly
authorized
attorney upon surrender of those
American
Depositary Shares properly endorsed
for
transfer or accompanied by proper
instruments
of transfer or pursuant to a proper
instruction
as the case may be and funds
sufficient to pay
any applicable transfer taxes and
the expenses
of the Depositary and upon
compliance with
such regulations if any as the
Depositary may
establish for such purpose.  This
Receipt may
be split into other such Receipts
or may be
combined with other such Receipts
into one
Receipt evidencing the same
aggregate
number of American Depositary
Shares as the
Receipt or Receipts surrendered.
As a
condition precedent to the delivery
or
registration registration of
transfer of any
American Depositary Shares splitup
or
combination of any Receipt or
surrender of
any American Depositary Shares for
the
purpose of  withdrawal of any
Deposited
Securities the Depositary the
Custodian or
Registrar may require i payment
from the
Owner the presentor of the Receipt
or the
depositor of Shares of a sum
sufficient to
reimburse it for any tax duty or
other
governmental charge payable with
respect
thereto including any such tax duty
or charge
with respect to Shares being
deposited to the
American Depositary Shares being
issued or
to Deposited Securities being
withdrawn and
any transfer or registration fees
in effect for
the registration or registration of
transfers of
Shares generally on the  Share
register of the
Company or the appointed agent of
the
Company for transfer and
registration of
Shares ii payment of any applicable
fees as
herein provided iii the production
of proof
satisfactory to it as to the
identity and
genuineness of any signature and iv
compliance with such reasonable
regulations
if any as the Depositary may
establish
consistent with the provisions of
the Deposit
Agreement.
                              The
delivery of American Depositary
Shares
against deposits of Shares
generally may be
suspended or the delivery of
American
Depositary Shares against the
deposit of
particular Shares may be withheld
or the
registration of transfer of
American
Depositary Shares in particular
instances may
be refused or the registration of
transfer or
surrender of outstanding American
Depositary
Shares generally may be suspended
during
any period when the transfer books
of the
Depositary or the Share register of
the
Company  are closed or if any such
action is
deemed necessary or advisable by
the
Depositary or the Company at any
time or
from time to time because of any
requirement
of law or of any government or
governmental
body or commission or any
securities
exchange on which the American
Depositary
Shares or Shares are listed or
under any
provision of the Receipts or of the
Deposit
Agreement or for any other reason.
Notwithstanding the foregoing
sentence or any
other provision of the Deposit
Agreement or
this Receipt to the contrary Owners
shall be
entitled to withdraw Deposited
Securities
subject only to the conditions set
forth in
paragraph IA1 of the General
Instructions
or any successor provisions thereto
as in
effect from time to time to Form F6
as
prescribed by the Commission under
the
Securities Act of 1933.

Without
limitation of the foregoing the
Depositary
shall not knowingly accept for
deposit under
the Deposit Agreement any Shares
which
would be required to be registered
under the
provisions of the Securities Act of
1933 for
public offer and sale by the holder
thereof in
the United States as defined in
Regulation S
unless a registration statement is
in effect as to
such Shares for such offer and
sale.
                              4.
	LI
ABILITY OF OWNER FOR TAXES.
                              Any
tax
duty or other governmental charge
or expense
payable by the Custodian the
Depositary or
the nominee or nominees of either
with
respect to American Deposiary
Shares or as
the registered holder of any
Deposited
Securities underlying American
Depositary
Shares shall be payable by the
Owner thereof
who shall pay the amount thereof to
the
Depositary.  The Depositary may
refuse to
effect registration of transfer of
American
Depositary Shares or any transfer
and
withdrawal of Deposited Securities
underlying
American Depositary Shares until
such
payment is made and may withhold
any cash
dividends or other cash
distributions
constituting Deposited Securities
underlying
those American Depositary Shares or
may sell
for the account of the Owner hereof
any part
or all of the other Deposited
Securities
underlying those American
Depositary Shares
and may apply such cash or the
proceeds of
any such sale in payment of any
such tax duty
or other governmental charge or
expense and
any taxes and expenses arising or
incurred as a
result of effecting any such sale
the Owner
thereof remaining liable for any
deficiency.
                              5.
	WA
RRANTIES ON DEPOSIT OF SHARES.
                              Every
person depositing Shares under the
Deposit
Agreement shall be deemed thereby
to
represent and warrant that such
Shares are
validly issued fully paid
nonassessable and
free of any preemptive rights of
the holders of
outstanding Shares and that the
person making
such deposit is duly authorized so
to do.
Every such person other than the
Company
shall also be deemed to represent
that such
Shares are not and American
Depositary
Shares and representing such Shares
would
not be restricted securities as
defined under
the Securities Laws of the United
States or
securities owned by an affiliate as
defined in
Rule 144 under the Securities Act
of 1933 of
the Company or which are subject to
any
restrictions on transfer and sale
under
Mexican laws or the Estatutos or a
shareholder
agreement.  Such representations
and
warranties shall survive the
deposit of Shares
and delivery or surrender of
American
Depositary Shares therefor.
                              6.
	FI
LING PROOFS CERTIFICATES AND OTHER
INFORMATION.
                              Any
person depositing Shares or any
Owner may
be required from time to time to
file with the
Depositary or the Custodian such
proof of
citizenship residence exchange
control
approval legal or beneficial
ownership or
other information relating to the
registration
on the books of the Company or the
appointed agent of the Company for
transfer
and registration of Shares of the
Shares
presented for deposit to execute
and deliver to
the Depositary or the Custodian
such
certificates and to make such
representations
and warranties as the Depositary
may deem
necessary or proper or as the
Company may
require by written request to the
Depositary.
The Depositary may withhold the
delivery or
registration of transfer of any
American
Depositary Shares or the
distribution or sale of
any dividend or other distribution
or rights or
of the proceeds thereof or the
delivery of any
Deposited Securities underlying
such
American Depositary Shares until
the
foregoing is accomplished to the
Depositarys
reasonable satisfaction.
                              7.
	CH
ARGES OF DEPOSITARY.
                              The
Company agrees to pay the fees
reasonable
expenses and outofpocket charges of
the
Depositary and those of any
Registrar only in
accordance with agreements in
writing entered
into between the Depositary and the
Company
from time to time.  The Depositary
shall
present its statement for such
charges and
expenses to the Company once every
three
months.  The charges and expenses
of the
Custodian are for the sole account
of the
Depositary.
                              The
following charges shall be incurred
by any
party depositing or withdrawing
Shares or by
any party surrendering American
Depositary
Shares or to whom American
Depositary
Shares are issued including without
limitation
issuance pursuant to a stock
dividend or stock
split declared by the Company or an
exchange
of stock regarding the American
Depositary
Shares or Deposited Securities or a
distribution of American Depositary
Shares
pursuant to Section 4.03 of the
Deposit
Agreement or by Owners whichever
applicable 1 taxes and other
governmental
charges 2 such registration fees as
may from
time to time be in effect for the
registration of
transfers of Shares generally on
the Share
register of the Company or the
appointed
agent of the Company for transfer
and
registration of Shares and
applicable to
transfers of Shares to the name of
the
Depositary or its nominee or the
Custodian or
its nominee on the making of
deposits or
withdrawals under the terms of the
Deposit
Agreement 3 such cable telex and
facsimile
transmission expenses as are
expressly
provided in the Deposit Agreement 4
such
expenses as are incurred by the
Depositary in
the conversion of foreign currency
pursuant to
Section 4.05 of the Deposit
Agreement 5 a
fee of $5.00 or less per 100
American
Depositary Shares or portion
thereof for the
delivery of American Depositary
Shares
pursuant to Section 2.03 4.03 or
4.04 of the
Deposit Agreement and the surrender
of
American Depositary Shares pursuant
to
Section 2.05 or 6.02 of the Deposit
Agreement
6 to the extent permitted by the
rules of any
stock exchange on which American
Depositary Shares are listed for
trading a fee
of $.02 or less per American
Depositary Share
or portion thereof for any cash
distribution
made pursuant to the Deposit
Agreement  7
a fee for the distribution of
securities pursuant
to Section 4.02 of the Deposit
Agreement such
fee being in an amount equal to the
fee for the
issuance of American Depositary
Shares
referred to above which would have
been
charged as a result of the deposit
of such
securities for purposes of this
clause 7
treating all such securities as if
they were
Shares but which securities are
instead
distributed by the Depositary to
Owners and
8 any other charges payable by the
Depositary any of the Depositarys
agents
including the Custodian or the
agents of the
Depositarys agents in connection
with the
servicing of Shares or other
Deposited
Securities which charge shall be
assessed
against Owners as of the date or
dates set by
the Depositary in accordance with
Section
4.06 of the Deposit Agreement and
shall be
collected at the sole discretion of
the
Depositary by billing such Owners
for such
charge or by deducting such charge
from one
or more cash dividends or other
cash
distributions.
                              The
Depositary subject to Article 8
hereof may
own and deal in any class of
securities of the
Company and its affiliates and in
American
Depositary Shares.
                              8.
	PR
ERELEASE OF RECEIPTS.

Unless
requested in writing by the Company
to cease
doing so the Depositary may
notwithstanding
Section 2.03 of the Deposit
Agreement deliver
American Depositary Shares prior to
the
receipt of Shares pursuant to
Section 2.02 of
the Deposit Agreement a PreRelease.
The
Depositary may pursuant to Section
2.05 of
the Deposit Agreement deliver
Shares upon
the surrender of American
Depositary Shares
that have been PreReleased whether
or not
such cancellation is prior to the
termination of
such PreRelease or the Depositary
knows that
such American Depositary Shares
have been
PreReleased.  The Depositary may
receive
American Depositary Shares in lieu
of Shares
in satisfaction of a PreRelease.
Each
PreRelease will be a preceded or
accompanied by a written
representation and
agreement from the person to whom
Receipts
are to  be delivered the
PreReleasee that the
PreReleasee or its customer i owns
the
Shares or American Depositary
Shares to be
remitted as the case may be ii
assigns all
beneficial right title and interest
in such
Shares or American Depositary
Shares as the
case may be to the Depositary in
its capacity
as such and for the benefit of the
Owners and
iii will not take any action with
respect to
such Shares or American Depositary
Shares as
the case may be that is
inconsistent with the
transfer of beneficial ownership
including
without the consent of the
Depositary
disposing of such Shares or
American
Depositary Shares as the case may
be other
than in satisfaction of such
PreRelease b at
all times fully collateralized with
cash U.S.
government securities or such other
collateral
as the Depositary determines in
good faith will
provide substantially similar
liquidity and
security c terminable by the
Depositary on
not more than five 5 business days
notice
and d subject to such further
indemnities and
credit regulations as the
Depositary deems
appropriate.  The number of Shares
not
deposited but represented by
American
Depositary Shares outstanding at
any time as a
result of PreReleases will not
normally exceed
twenty percent 20% of the Shares
deposited
hereunder provided however that the
Depositary reserves the right to
disregard such
limit from time to time as it deems
reasonably
appropriate and may with the prior
written
consent of the Company change such
limit for
purposes of general application.
The
Depositary will also set U.S.
dollar limits with
respect to PreRelease transactions
to be
entered into hereunder with any
particular
PreReleasee on a casebycase basis
as the
Depositary deems appropriate.  For
purposes
of enabling the Depositary to
fulfill its
obligations to the Owners under the
Deposit
Agreement the collateral referred
to in clause
b above shall be held by the
Depositary as
security for the performance of the
PreReleasees obligations to the
Depositary in
connection with a PreRelease
transaction
including the PreReleasees
obligation to
deliver Shares or Receipts upon
termination of
a PreRelease transaction and shall
not for the
avoidance of doubt constitute
Deposited
Securities thereunder.
                              The
Depositary may retain for its own
account any
compensation received by it in
connection
with the foregoing.
                              9.
	TR
ANSFERABILITY OF AMERICAN
DEPOSITARY SHARES.
                              It is
a
condition of this Receipt and every
successive
Owner of this Receipt by accepting
or holding
the same consents and agrees that
American
Depositary Shares evidenced by a
Receipt
when properly endorsed or
accompanied by
proper instruments of transfer
shall be
transferable as certificated
registered
securities under the laws of New
York.
American Depositary Shares not
evidenced by
Receipts shall be transferable as
uncertificated
registered securities under the
laws of New
York. The Depositary
notwithstanding any
notice to the contrary may treat
the Owner of
American Depositary Shares as the
absolute
owner thereof for the purpose of
determining
the person entitled to distribution
of dividends
or other distributions or to any
notice provided
for in this Deposit Agreement and
for all other
purposes.
                              10.
	VA
LIDITY OF RECEIPT.
                              This
Receipt shall not be entitled to
any benefits
under the Deposit Agreement or be
valid or
obligatory for any purpose unless
this Receipt
shall have been executed by the
Depositary by
the manual or facsimile signature
of a duly
authorized signatory of the
Depositary and if a
Registrar shall have been appointed
countersigned by the manual
signature of a
duly authorized officer of the
Registrar.
                              11.
	RE
PORTS INSPECTION OF TRANSFER BOOKS.
                              The
Company is subject to the periodic
reporting
requirements of the Securities
Exchange Act
of 1934 and accordingly files
certain reports
with the Commission.  Such reports
will be
available for inspection and
copying by
Owners and Beneficial Owners at the
public
reference facilities maintained by
the
Commission located at 450 Fifth
Street N.W.
Washington D.C. 20549.
                              The
Depositary will make available for
inspection
by Owners at the Corporate Trust
Office any
reports and communications received
from the
Company which are both a received
by the
Depositary or the Custodian or the
nominee of
either as the holder of the
Deposited Securities
and b made generally available to
the
holders of such Deposited
Securities by the
Company.  The Depositary will also
send to
Owners copies of such reports when
furnished
by the Company pursuant to the
Deposit
Agreement.
                              The
Depositary will keep books at its
Corporate
Trust Office for the registration
of American
Depositary Shares and registration
of transfers
of American Depositary Shares which
at all
reasonable times shall be open for
inspection
by the Owners and the Company
provided that
such inspection shall not be for
the purpose of
communicating with Owners in the
interest of
a business or object other than the
business of
the Company or a matter related to
the
Deposit Agreement the American
Depositary
Shares or the Shares.
                              12.
	DI
VIDENDS AND DISTRIBUTIONS.

Whenev
er the Depositary receives any cash
dividend
or other cash distribution in
respect of any
Deposited Securities the Depositary
will if at
the time of receipt thereof any
amounts
received in a foreign currency can
in the
judgment of the Depositary be
converted on a
reasonable basis into United States
dollars
transferable to the United States
and subject to
the Deposit Agreement as promptly
as
practicable convert such dividend
or
distribution into U.S. dollars and
will
distribute as promptly as
practicable the
amount thus received net of the
fees and
expenses of the Depositary as
provided in
Article 7 hereof and Section 5.09
of the
Deposit Agreement to the Owners
entitled
thereto provided however that in
the event
that the Company the Depositary or
the
Custodian is required to withhold
and does
withhold from any cash dividend or
other cash
distribution in respect of any
Deposited
Securities an amount on account of
taxes the
amount distributed to the Owners of
the
American Depositary Shares
representing
such Deposited Securities shall be
reduced
accordingly.

Subject
to applicable provisions of the
Deposit
Agreement whenever the Depositary
receives
any distribution other than a
distribution
described in Section 4.01 4.03 or
4.04 of the
Deposit Agreement the Depositary
will cause
the securities or property received
by it to be
distributed as promptly as
practicable to the
Owners entitled thereto in
proportion to the
number of American Depositary
Shares held
by them respectively in any manner
that the
Depositary may deem equitable and
practicable for accomplishing such
distribution provided however that
if in the
opinion of the Depositary such
distribution
cannot be made proportionately
among the
Owners of Receipts entitled thereto
or if for
any other reason the Depositary
deems such
distribution not to be feasible the
Depositary
may adopt such method as it may
deem
equitable and practicable for the
purpose of
effecting such distribution
including the public
or private sale of the securities
or property
thus received or any part thereof
and the net
proceeds of any such sale will be
distributed
by the Depositary to the Owners
entitled
thereto as in the case of a
distribution received
in cash.
                              If
any
distribution consists of a dividend
in or free
distribution of Shares subject to
the applicable
provisions of the Deposit Agreement
the
Depositary may and shall if the
Company
shall so request distribute
promptly to the
Owners of outstanding American
Depositary
Shares entitled thereto additional
American
Depositary Shares representing the
number of
Shares received as such dividend or
distribution subject to the terms
and
conditions of the Deposit Agreement
with
respect to the deposit of Shares
and the
issuance of American Depositary
Shares
including the withholding of any
tax or other
governmental charge as provided in
Section
4.11 of the Deposit Agreement and
the
payment of the fees and expenses of
the
Depositary as provided in Article 7
hereof and
Section 5.09 of the Deposit
Agreement.  The
Depositary may withhold any such
distribution if it has not received
satisfactory
assurances from the Company that
such
distribution does not require
registration under
the Securities Act of 1933 or is
exempt from
such registration.  In lieu of
delivering
fractional American Depositary
Shares in any
such case the Depositary will sell
the amount
of Shares represented by the
aggregate of such
fractions and as promptly as
practicable
distribute the net proceeds all in
the manner
and subject to the conditions
described in
Section 4.02 of the Deposit
Agreement.  If
additional American Depositary
Shares are not
so distributed each American
Depositary
Share shall thenceforth also
represent the
additional Shares distributed upon
the
Deposited Securities represented
thereby.
                              In
the
event that the Company shall offer
or cause to
be offered to the holders of any
Deposited
Securities an option to elect to
receive
dividends in fully paid Shares
instead of cash
the Depositary and the Company
agree to
consult to determine whether such
option will
be made available to the Owners and
if such
option is to be made available to
Owners the
procedures to be followed.
                              In
the
event that the Depositary
determines that any
distribution in property including
Shares and
rights to subscribe therefor is
subject to any
tax which the Depositary is
obligated to
withhold the Depositary may dispose
of all or
a portion of such property
including Shares
and rights to subscribe therefor in
such
amounts and in such manner as the
Depositary
deems necessary and practicable to
pay any
such taxes by public or private
sale and the
Depositary shall distribute the net
proceeds of
any such sale or the balance of any
such
property after deduction of such
taxes or
charges to the Owners entitled
thereto.
                              13.
	RI
GHTS.
                              In
the
event that the Company shall offer
or cause to
be offered to the holders of any
Deposited
Securities any rights to subscribe
for
additional Shares or any rights of
any other
nature the Depositary shall after
consultation
with the Company  have discretion
as to the
procedure to be followed in making
such
rights available to any Owners or
in disposing
of such rights on behalf of any
Owners and
making the net proceeds available
in U.S.
dollars to such Owners or provided
however
that the Depositary will if
requested by the
Company take action as follows i if
at the
time of the offering of any rights
the
Depositary determines that it is
lawful and
feasible to make such rights
available to the
Owners by means of warrants or
otherwise the
Depositary shall distribute as
promptly as
practicable to each Owner in
proportion to the
number of American Depositary
Shares
representing such Deposited
Securities held by
such Owner warrants or other
instruments
therefor in such form as it deems
appropriate
but only pursuant to a rights
agency agreement
to be entered into between the
Company and
the Depositary setting forth the
procedures
terms and conditions applicable to
the
particular offering or employ such
other
method if any as it may deem lawful
and
feasible in order to facilitate the
exercise sale
or transfer of rights by such
Owners or ii if
at the time of the offering of any
rights the
Depositary determines that it is
not lawful and
feasible to make such rights
available to the
Owners by means of warrants or
otherwise or
if the rights represented by such
warrants or
such other instruments are not
exercised and
appear to be about to lapse it will
use its best
efforts that are reasonable under
the
circumstances to sell the rights
warrants or
other instruments and allocate the
net
proceeds of such sales for the
account of such
Owners otherwise entitled to such
rights
warrants or other instruments upon
an
averaged or other practical basis
without
regard to any distinctions among
such Owners
because of exchange restrictions or
the date of
delivery of any American Depositary
Shares
or otherwise.
                              The
Depositary will not offer rights to
Owners
unless both the rights and the
securities to
which such rights relate are either
exempt
from registration under the
Securities Act of
1933 with respect to a distribution
to all
Owners or are registered under the
provisions
of such Act.
                              The
Depositary shall not be responsible
for any
failure to determine that it may be
lawful or
feasible to make such rights
available to
Owners in general or any Owner in
particular
provided that the Depositary has
not acted
negligently or in bad faith.
                              14.
	CO
NVERSION OF FOREIGN CURRENCY.

Whenev
er the Depositary or the Custodian
shall
receive foreign currency by way of
dividends
or other distributions or the net
proceeds from
the sale of securities property or
rights and if
at the time of the receipt thereof
the foreign
currency so received can in the
judgment of
the Depositary be converted on a
reasonable
basis into U.S. dollars and the
resulting U.S.
dollars transferred to the United
States the
Depositary shall as promptly as
practicable
convert or cause to be converted by
sale or in
any other manner that it may
determine such
foreign currency into U.S. dollars
and such
U.S. dollars shall be distributed
as promptly as
practicable to the Owners entitled
thereto or if
the Depositary shall have
distributed any
warrants or other instruments which
entitle the
holders thereof to such Dollars
then to the
holders of such warrants and/or
instruments
upon surrender thereof for
cancellation.  Such
distribution may be made upon an
averaged or
other practicable basis without
regard to any
distinctions among Owners on
account of
exchange restrictions or otherwise
and shall be
net of any expenses of conversion
into U.S.
dollars incurred by the Depositary
as provided
in Section 5.09 of the Deposit
Agreement.
                              If
such
conversion or distribution can be
effected only
with the approval or license of any
government or agency thereof the
Depositary
shall file as promptly as
practicable such
application for approval or license
if any as it
may deem desirable.
                              If at
any
time the Depositary shall determine
that in its
judgment any foreign currency
received by the
Depositary is not convertible on a
reasonable
basis into U.S. dollars
transferable to the
United States or if any approval or
license of
any government or agency thereof
which is
required for such conversion is
denied or in
the opinion of the Depositary is
not obtainable
or if any such approval or license
is not
obtained within a reasonable period
as
determined by the Depositary the
Depositary
may distribute the foreign currency
or an
appropriate document evidencing the
right to
receive such foreign currency
received by the
Depositary to or in its discretion
may hold
such foreign currency uninvested
and without
liability for interest thereon for
the respective
accounts of the Owners entitled to
receive the
same.
                              If
any
such conversion of foreign currency
in whole
or in part cannot be effected for
distribution to
some of the Owners entitled thereto
the
Depositary may in its discretion
make such
conversion and distribution in U.S.
dollars to
the extent permissible to the
Owners entitled
thereto and may distribute the
balance of the
foreign currency received by the
Depositary to
or hold such balance uninvested and
without
liability for interest thereon for
the respective
accounts of the Owners entitled
thereto.
                              15.
	RE
CORD DATES.

Whenev
er any cash dividend or other cash
distribution
shall become payable or any
distribution other
than cash shall be made or whenever
rights
shall be issued with respect to the
Deposited
Securities or whenever for any
reason the
Depositary causes a change in the
number of
Shares that are represented by each
American
Depositary Share or whenever the
Depositary
shall receive notice of any meeting
of holders
of Shares or other Deposited
Securities the
Depositary shall fix a record date
which date
shall to the extent practicable be
the same as
or as near as practicable to the
record date if
any fixed by the Company a for the
determination of the Owners who
shall be
i entitled to receive such dividend
distribution or rights or the net
proceeds of the
sale thereof ii entitled to give
instructions for
the exercise of voting rights at
any such
meeting or iii responsible for any
fee
assessed by the Depositary pursuant
to the
Deposit Agreement or b on or after
which
each American Depositary Share will
represent the changed number of
Shares
subject to the provisions of the
Deposit
Agreement.
                              16.
	VO
TING OF DEPOSITED SECURITIES.
                              Under
the Companys bylaws as in effect as
of the
date of the Deposit Agreement
holders of
Shares are entitled to vote only in
limited
circumstances.  Holders of
Deposited
Securities including Owners are not
entitled
to attend or address meetings of
shareholders
at which they are not entitled to
vote.
                              Upon
receipt of notice of any meeting of
holders of
Shares or other Deposited
Securities if
requested in writing by the Company
the
Depositary shall as soon as
practicable
thereafter mail to the Owners a
notice the
form of which notice shall be in
the sole
discretion of the Depositary which
shall
contain a such information as is
contained in
such notice of meeting and b a
statement that
the Owners as of the close of
business on a
specified record date will be
entitled subject to
any applicable provision of Mexican
law and
of the Estatutos to instruct the
Depositary as to
the exercise of the voting rights
if any
pertaining to the amount of Shares
or other
Deposited Securities represented by
their
respective American Depositary
Shares and
c a statement as to the manner in
which such
instructions may be given including
an
express indication that if no
instruction is
received the Depositary may deem
such
Owner to have instructed the
Depositary to
give a discretionary proxy to a
person
designated by the Company with
respect to
such Deposited Securities.  Upon
the written
request of an Owner of American
Depositary
Shares on such record date received
on or
before the date established by the
Depositary
for such purpose the Instruction
Date the
Depositary shall endeavor insofar
as
practicable to vote or cause to be
voted the
amount of Shares or other Deposited
Securities represented by those
American
Depositary Shares in accordance
with the
instructions set forth in such
request.  The
Depositary shall not vote or
attempt to
exercise the right to vote that
attaches to the
Shares or other Deposited
Securities other
than in accordance with such
instructions or as
provided in the following sentence.
If i the
Company notified the Depositary of
the
shareholders meeting and requested
the
Depositary to act under the first
sentence of
this Section 4.07 of the Deposit
Agreement
and ii no instructions are received
by the
Depositary from any Owner with
respect to a
number of  Deposited Securities
represented
by that Owners American Depositary
Shares
on or before the Instruction Date
the
Depositary shall deem that Owner to
have
instructed the Depositary to and
the
Depositary shall give a
discretionary proxy to
a person designated by the Company
with
respect to that number of Deposited
Securities
except that no such instruction
shall be
deemed given and no such
discretionary proxy
shall be given with respect to any
matter as to
which the Company informs the
Depositary
and the Company agrees to provide
such
information promptly in writing if
applicable
that x the Company does not wish
such
proxy given y substantial
opposition exists
or z materially and adversely
affects the
rights of holders of Shares.
                              There
can be no assurance that Owners
generally or
any Owner in particular will
receive the notice
described in the preceding
paragraph
sufficiently prior to the
Instruction Date to
ensure that the Depositary will
vote the Shares
or Deposited Securities in
accordance with the
provisions set forth in the
preceding
paragraph.
                              17.
	CH
ANGES AFFECTING DEPOSITED
SECURITIES.
                              Upon
any change in nominal value change
in par
value splitup consolidation or any
other
reclassification of Deposited
Securities or
upon any recapitalization
reorganization
merger or consolidation or sale of
assets
affecting the Company or to which
it is a party
any securities received by the
Depositary or
the Custodian in exchange for or in
conversion
of or in respect of Deposited
Securities shall
be treated as new Deposited
Securities under
the Deposit Agreement and American
Depositary Shares shall thenceforth
represent
in addition to the existing
Deposited Securities
the right to receive the new
Deposited
Securities so received in exchange
or
conversion unless additional
Receipts are
delivered pursuant to the following
sentence.
In any such case the Depositary may
with the
approval of the Company and shall
if the
Company shall so request execute
and deliver
additional American Depositary
Shares as in
the case of a dividend in Shares or
call for the
surrender of outstanding Receipts
to be
exchanged for new Receipts
specifically
describing such new Deposited
Securities.
                              18.
	LI
ABILITY OF THE COMPANY AND
DEPOSITARY.

Neither
the Depositary nor the Company nor
any of
their respective directors
employees agents or
affiliates shall incur any
liability to any Owner
if by reason of any provision of
any present or
future law of the United States the
United
Mexican States or any other country
or of any
other governmental or regulatory
authority or
by reason of any provision present
or future of
the Estatutos or by reason of any
act of God or
war or other circumstances beyond
its control
the Depositary or the Company or
any of their
respective directors employees
agents or
affiliates shall be prevented
delayed or
forbidden from or be subject to any
civil or
criminal penalty on account of
doing or
performing any act or thing which
by the
terms of the Deposit Agreement it
is provided
or contemplated shall be done or
performed
nor shall the Depositary or the
Company or
any of their respective directors
employees
agents or affiliates incur any
liability to any
Owner by reason of any
nonperformance or
delay caused as aforesaid in
performance of
any act or thing which by the terms
of the
Deposit Agreement it is provided or
contemplated shall or may be done
or
performed or by reason of any
exercise of or
failure to exercise any discretion
provided for
in the Deposit Agreement or the
Estatutos.
Where by the terms of a
distribution pursuant
to Section 4.01 4.02 or 4.03 of the
Deposit
Agreement or an offering or
distribution
pursuant to Section 4.04 of the
Deposit
Agreement such distribution or
offering may
not be made available to Owners of
Receipts
and the Depositary may not dispose
of such
distribution or offering on behalf
of such
Owners and make the net proceeds
available
to such Owners then the Depositary
shall not
make such distribution or offering
and shall
allow any rights if applicable to
lapse.  Neither
the Company nor the Depositary
assumes any
obligation or shall be subject to
any liability
under the Deposit Agreement to
Owners
except that they agree to perform
their
obligations specifically set forth
in the Deposit
Agreement without negligence or bad
faith.
The Depositary shall not be subject
to any
liability with respect to the
validity or worth
of the Deposited Securities.
Neither the
Depositary nor the Company shall be
under
any obligation to appear in
prosecute or
defend any action suit or other
proceeding in
respect of any Deposited Securities
or in
respect of the Receipts which in
its opinion
may involve it in expense or
liability unless
indemnity satisfactory to it
against all expense
and liability be furnished as often
as may be
required and the Custodian shall
not be under
any obligation whatsoever with
respect to
such proceedings the responsibility
of the
Custodian being solely to the
Depositary.
Neither the Depositary nor the
Company shall
be liable for any action or
nonaction by it in
reliance upon the advice of or
information
from legal counsel accountants any
governmental authority any person
presenting
Shares for deposit any Owner or any
other
person believed by it in good faith
to be
competent to give such advice or
information.
The Depositary shall not be
responsible for
any failure to carry out any
instructions to
vote any of the Deposited
Securities or for the
manner in which any such vote is
cast or the
effect of any such vote provided
that any such
action or nonaction is in good
faith.  The
Depositary shall not be liable to
Owners for
any acts or omissions made by a
successor
depositary whether in connection
with a
previous act or omission of the
Depositary or
in connection with a matter arising
wholly
after the removal or resignation of
the
Depositary provided that in
connection with
the issue out of which such
potential liability
arises the Depositary performed its
obligations
utilizing its reasonable judgment
in good faith
while it acted as Depositary.  No
disclaimer of
liability under the Securities Act
of 1933 is
intended by any provision of the
Deposit
Agreement.
                              19.
	RE
SIGNATION AND REMOVAL OF THE
DEPOSITARY APPOINTMENT OF SUCCESSOR
CUSTODIAN.
                              The
Depositary may at any time resign
as
Depositary hereunder by written
notice of its
election so to do delivered to the
Company
such resignation to take effect
upon the
appointment of a successor
depositary and its
acceptance of such appointment as
provided in
the Deposit Agreement.  The
Depositary may
at any time be removed by the
Company by
written notice of such removal to
become
effective upon the appointment of a
successor
depositary and its acceptance of
such
appointment as provided in the
Deposit
Agreement.  Whenever the Depositary
in its
discretion determines that it is in
the best
interest of the Owners to do so it
may with the
written approval of the Company
which
approval shall not be unreasonably
withheld
appoint a substitute or additional
Custodian.
                              20.
AMENDMENT.
                              The
form
of the Receipts and any provisions
of the
Deposit Agreement may at any time
and from
time to time be amended by
agreement
between the Company and the
Depositary in
any respect that they may deem
necessary or
desirable.  Any amendment which
shall
impose or increase any fees or
charges other
than taxes including without
limitation stamp
taxes and other governmental
charges or
which shall otherwise prejudice any
substantial existing right of
Owners shall
however not become effective as to
outstanding American Depositary
Shares until
the expiration of thirty days after
notice of
such amendment shall have been
given to the
Owners of outstanding American
Depositary
Shares.  Every Owner of American
Depositary
Shares at the time any amendment so
becomes
effective shall be deemed by
continuing to
hold such American Depositary
Shares to
consent and agree to such amendment
and to
be bound by the Deposit Agreement
and the
Receipts as amended thereby.  In no
event
shall any amendment impair the
right of the
Owner to surrender American
Depositary
Shares and receive therefor the
Deposited
Securities represented thereby
except in order
to comply with mandatory provisions
of
applicable law.
                              21.
	TE
RMINATION OF DEPOSIT AGREEMENT.
                              The
Depositary at any time at the
direction of the
Company shall terminate the Deposit
Agreement by mailing notice of such
termination to the Owners of all
American
Depositary Shares then outstanding
at least 30
days prior to the date fixed in
such notice for
such termination.  The Depositary
may
terminate the Deposit Agreement if
at any
time 90 days shall have expired
after the
Depositary shall have delivered to
the
Company a written notice of its
election to
resign and a successor depositary
shall not
have been appointed and accepted
its
appointment as provided in the
Deposit
Agreement such termination to
become
effective by the Depositary mailing
notice of
such termination to Owners of all
American
Depositary Shares then outstanding
at least
thirty 30 days prior to the date
fixed in such
notice for such termination.  If
any American
Depositary Shares shall remain
outstanding
after the date of termination of
the Deposit
Agreement the Depositary thereafter
shall
discontinue the registration of
transfers of
American Depositary Shares shall
suspend the
distribution of dividends to the
Owners
thereof and shall not give any
further notices
or perform any further acts under
this Deposit
Agreement except that the
Depositary shall in
accordance with and subject to the
provisions
of this Deposit Agreement a
continue to
collect dividends and other
distributions
pertaining to Deposited Securities
b sell
rights as provided in this Deposit
Agreement
and c continue to deliver Deposited
Securities together with any
dividends or other
distributions received with respect
thereto and
the net proceeds of the sale of any
rights or
other property in exchange for
American
Depositary Shares surrendered to
the
Depositary.  At any time after the
expiration
of six months from the date of
termination the
Depositary may sell the Deposited
Securities
then held under the Deposit
Agreement and
may thereafter hold uninvested the
net
proceeds of any such sale together
with any
other cash then held by it
thereunder
unsegregated and without liability
for interest
for the pro rata benefit of the
Owners of
American Depositary Shares that
have not
theretofore been surrendered such
Owners
thereupon becoming general
creditors of the
Depositary with respect to such net
proceeds.
After making such sale the
Depositary shall be
discharged from all obligations
under the
Deposit Agreement except to account
for such
net proceeds and other cash after
deducting in
each case the applicable fees and
expenses of
the Depositary and any applicable
taxes or
governmental charges and except as
provided
in Section 5.08 of the Deposit
Agreement.
Upon the termination of the Deposit
Agreement the Company shall be
discharged
from all obligations under the
Deposit
Agreement except for its
obligations to the
Depositary with respect to
indemnification
charges and expenses.
                              22.
WAIVER OF IMMUNITIES.
                              To
the
extent that the Company or any of
its
properties assets or revenues may
have or may
hereafter become entitled to or
have attributed
to it any right of immunity on the
grounds of
sovereignty or otherwise from any
legal action
suit or proceeding from the giving
of any
relief in any respect thereof from
setoff or
counterclaim from the jurisdiction
of any
court from service of process from
attachment
upon or prior to judgment from
attachment in
aid of execution or judgment or
from
execution of judgment or other
legal process
or proceeding for the giving of any
relief or
for the enforcement of any judgment
in any
jurisdiction in which proceedings
may at any
time be commenced with respect to
its
obligations liabilities or any
other matter
under or arising out of or in
connection with
the Shares or Deposited Securities
the
American Depositary Shares the
Receipts or
the Deposit Agreement the Company
to the
fullest extent permitted by law
hereby
irrevocably and unconditionally
waives and
agrees not to plead or claim any
such
immunity and consents to such
relief and
enforcement.
                              23.
	DI
SCLOSURE OF INTERESTS.
                              To
the
extent that provisions of or
governing any
Deposited Securities the Estatutos
or
applicable law may require the
disclosure of
beneficial or other ownership of
Deposited
Securities and other securities to
the Company
and provide for blocking of Owners
transfer
and voting or other rights to
enforce such
disclosure or limit such ownership
the
Depositary shall use its best
efforts that are
reasonable under the circumstances
to comply
with Company instructions as to
American
Depositary Shares in respect of any
such
enforcement or limitation.  Owners
shall
comply with all such disclosure
requirements
and shall cooperate with the
Depositarys
compliance with such instructions
and by their
holding of American Depositary
Shares or any
interest therein are deemed to
consent to any
such limitation or blocking of
rights.






EMM887159_1